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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 1, 2005


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 1, 2005, Las Vegas Sands Corp. (the "Company") appointed Wesley D. Allison, 44, Acting Chief Accounting Officer of the Company and its subsidiaries. Mr. Allison has served as the Vice President, Finance at the Company's subsidiary, Venetian Casino Resort, LLC, since August 2005. From May 2004 until he joined the Company, Mr. Allison was the Senior Vice President, Interim Chief Financial Officer and Corporate Controller at Caesars Entertainment, Inc. From July 2002 until May 2004, he was the Senior Vice President and Corporate Controller and from December 1998 until July 2002, he was the Vice President and Corporate Controller at Caesars Entertainment, Inc.

         Mr. Allison is an employee at will at an annual salary of $285,000 per year and is eligible to participate in the Company's bonus plan with a target bonus of 40 percent of his annual salary. Mr. Allison is eligible to receive stock options under the Company's 2004 Equity Award Plan, although none have been granted to him to date. Pursuant his employment offer letter, if Mr. Allison is terminated by the Company within the first two years either without cause or in the event of a change in control, he will receive a severance payment equal to one year of his then current base pay.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 2, 2005



                                     LAS VEGAS SANDS CORP.


                                     By: /s/ Scott D. Henry
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                                         Name:  Scott D. Henry
                                         Title: Senior Vice President and
                                                Chief Financial Officer